Exhibit 10.2

THIS MORTGAGE AND THE RIGHTS OF MORTGAGEE HEREUNDER ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF FEBRUARY 10, 2015, AMONG US INCOME PARTNERS, LLC, BELL STATE BANK & TRUST, TALON BREN ROAD, LLC, TALON OP, L.P. AND TALON REAL ESTATE HOLDING CORP.; AND EACH HOLDER AND ASSIGNEE OF US INCOME PARTNERS, LLC OF THIS MORTGAGE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

MORTGAGE, ASSIGNMENT OF LEASES

AND RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT

TALON BREN ROAD, LLC, MORTGAGOR

IN FAVOR OF

US INCOME PARTNERS, LLC, MORTGAGEE

MADE EFFECTIVE AS OF February 10, 2015

Property Address:

10301 Bren Road West, Minnetonka, MN  55343

Tax Billing Address:

5500 Wayzata Blvd. Suite 1070, Minneapolis, MN 55416

Tax Identification No.:

36-117-22-31-0005

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ENFORCEMENT OF THIS MORTGAGE IS LIMITED TO A DEBT AMOUNT OF $2,000,000.00 UNDER CHAPTER 287 OF MINNESOTA STATUTES, TOGETHER WITH LAWFUL INTEREST THEREON, AND TOGETHER WITH ADVANCES BY THE MORTGAGEE TO PROTECT THE PROPERTY OR THIS MORTGAGE AS DESCRIBED IN MINNESOTA STATUTES SECTION 287.05 SUBDIVISION 4, AMOUNTS WHICH ARE INDETERMINATE ON THE DATE HEREOF BUT UPON WHICH ADDITIONAL MORTGAGE REGISTRY TAX IS HEREAFTER PAID PURSUANT TO MINNESOTA STATUTES, SECTION 287.05, SUBDIVISION 5, AND ANY AMOUNTS OTHERWISE EXEMPT FROM PAYMENT OF MORTGAGE REGISTRY TAX.

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURING FINANCING STATEMENT (“Mortgage”) is made effective as of February 10, 2015, by TALON BREN ROAD, LLC, a Delaware limited liability company whose address is 5500 Wayzata Boulevard, Suite 1070, Minnesota, MN  55416 ("Mortgagor") in favor of US INCOME PARTNERS, LLC, a New York limited liability company whose address is 3445 Winton Place, Suite 228, Rochester, NY  14623 (“Mortgagee”).

W I T N E S S E T H:

WHEREAS, Mortgagor has requested that Mortgagee make a loan to Talon OP, L.P., a Minnesota limited partnership (“Borrower”) in the aggregate principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the “Loan”); and

WHEREAS, a certain Promissory Note, of even date herewith, made and delivered by Borrower to Mortgagee simultaneously herewith (as the same may hereafter from time to time be modified, amended, replaced, restated, increased, supplemented, renewed, or extended, and any note(s) issued in exchange therefor or in substitution thereof, the “Note”) in evidence of the foregoing Loan, with interest from the date hereof at the rates set forth in the Note, such interest and the principal amount thereof to be payable in accordance with the terms and conditions provided in the Note;

WHEREAS, Mortgagor acknowledges that the Loan to which this Mortgage relates concerns the Mortgagee's having made or making, the Loan and or in the future at the Mortgagee's option, loans and advances which shall be deemed to be part of the loan, or otherwise extending credit to Borrower and that Mortgagor will materially and directly or indirectly, receive good and valuable consideration and/or financial benefit from the Loan, Mortgagor desires to secure the payment of the Obligations (as hereinafter defined);

WHEREAS, the Obligations mature and will be due and payable in full on March 1, 2016 (“Maturity Date”), unless accelerated or extended in accordance with the terms of the Note;

WHEREAS, the maximum principal indebtedness secured hereby is $2,000,000.00 plus any additional amounts which may be advanced by Mortgagee in protection of the Property or this Mortgage.

NOW THEREFORE, in consideration of the making of the Loan, as defined below, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Mortgagor hereby agrees, covenants, represents and warrants with and to Mortgagee as follows.

THAT FOR THE PURPOSES OF SECURING:

(1)

The foregoing Loan made by Mortgagee to Borrower, together with interest thereon evidenced by the Note, together with any and all renewals, modifications, consolidations and extensions thereof, made by Borrower in favor of Mortgagee (sometimes referred to as the “Note Holder”);

(2)

The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, guarantying, securing or otherwise relating to the indebtedness evidenced by the Note, whether executed or delivered by Borrower or by Mortgagor or by any indemnitor or guarantor (each indemnitor or guarantor, hereinafter, an “Indemnitor”)with respect to any obligation of Borrower or Mortgagor under the Loan Documents, as defined herein, (the Note, this Mortgage, the Hazardous Substances Indemnity Agreement and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the “Loan Documents”) and the payment of all other sums covenanted in the Loan Documents to be paid; provided, however the Hazardous Substances Indemnity Agreement shall not be secured by this Mortgage;

(3)

Any and all additional advances made by Mortgagee to protect or preserve the Property or the lien or security interest created hereby on the Property, or for Taxes and Other Charges (each as defined in Section 1.5) or Insurance Premiums (each as defined in Section 1.6) as hereinafter provided or for performance of any of Mortgagor’s or any of other Borrower’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances), and any and all costs and expenses incurred by Mortgagee hereunder in performing the obligations required to be performed by Mortgagor or otherwise incurred by Mortgagee pursuant to the terms of this Mortgage, together with interest on each such advance, cost or expense (which interest shall accrue at the Default Interest Rate (as defined in the Note) from the date such amounts are advanced or paid by Mortgagee until the date repaid by Mortgagor); and

(4)

Any and all other indebtedness now owing or which may hereafter be owing by Borrower or hereunder by Mortgagor to Mortgagee, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof;

(All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "Obligations")

and for and in consideration of the sum of Ten and no/100 Dollars ($10.00), and other valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, MORTGAGOR HEREBY IRREVOCABLY MORTGAGES AND WARRANTS GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Mortgagor’s estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”), second and subordinate only to that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated May 29, 2014, filed May 30, 2014, as Document No. A10082930, to secure indebtedness in the original principal amount of $11,500,000.00, encumbering the Property (the “First Mortgage”) held by Bell State Bank & Trust, a North Dakota banking corporation (the “First Lien Holder”).  This Mortgage and the Obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of February 10, 2015, among Mortgagee, First Lien Holder, Mortgagor, Borrower and Talon Real Estate Holding Corp.; and each holder and assignee of Mortgagee of this Mortgage, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement;

A.

All that certain real property referenced on the cover page of this Mortgage and more particularly described on Schedule A attached hereto and incorporated herein by this reference (the “Real Estate”), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

B.

All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the “Improvements”);

C.

All furniture, furnishings, fixtures, goods, equipment, inventory and personal property owned by Mortgagor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Mortgagor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, all manufactured homes now or hereafter located on or about the Real Estate, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

D.

All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real

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Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

E.

All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

F.

All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

G.

All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents, including, without limitation, all funds now or hereafter on deposit in the Impound Account, as defined in Section 1.6, if any (collectively, the “Reserves”);

H.

All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Real Estate or the Improvements now or hereafter entered into (each, a “Lease” and collectively, the “Leases”) and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the “Rents and Profits”) of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable (each, a “Tenant” and collectively, the “Tenants”), of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.9 below;

I.

All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts and documents relating to construction on any part of the Real Estate or the Improvements (including plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements and any and all warranties and guaranties relating to the Real Estate or the Improvements or any fixtures, equipment or personal property owned by Mortgagor and located on and/or used in connection with the Property;

J.

All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

K.

All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the “General Intangibles”);

L.

All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

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M.

All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

N.

All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

O.

Intentionally Deleted.

P.

All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and proceeds of refunds of any Taxes or Other Charges with respect to any period in which this Mortgage encumbers the Property; and

Q.

All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor.

Notwithstanding the foregoing, the Property shall expressly exclude any equipment, fixtures, furniture, furnishings and other personal property owned by any Tenant under any Lease.

TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth; provided, nevertheless, that this Mortgage is upon the express condition that if the Borrower shall pay to the Mortgagee as and when due and payable the principal of and interest on the Note and all other Obligations, and Mortgagor shall also keep and perform each and every covenant and agreement of the Mortgagor herein contained (subject to any applicable notice and cure periods), then, this Mortgage, and the estate hereby granted shall be released of record at the expense of Mortgagor.

ARTICLE I

COVENANTS OF MORTGAGOR

For the purpose of further securing the Obligations and for the protection of the security of this Mortgage, for so long as the Obligations or any part thereof remains unpaid, Mortgagor covenants and agrees as follows:

1.1

Warranties of Mortgagor.  Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

(a)

Organization and Existence.  Mortgagor is duly organized and validly existing as a limited liability company in good standing under the laws of the state of Delaware, is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of the state of Minnesota, and is in good standing in all other jurisdictions in which Mortgagor is transacting business.

(b)

Authorization. Mortgagor has the power and authority to execute, deliver and perform the obligations imposed on it under this Mortgage and to secure the Obligations and has taken all necessary actions in furtherance thereof including, without limitation, that those members of Mortgagor whose approval is required by the terms of Mortgagor’s organizational documents have duly approved the transactions contemplated hereunder and have authorized execution and delivery of this Mortgage by the respective signatories.  To the best of Mortgagor’s knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of this Mortgage by Mortgagor.

(c)

Valid Execution and Delivery.  This Mortgage has been duly and validly executed and delivered by Mortgagor.

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(d)

Enforceability. This Mortgage constitutes the valid, legal and binding obligation of Mortgagor and is fully enforceable against Mortgagor in accordance with their terms, subject only to bankruptcy laws and general principles of equity.

(e)

No Defenses.  The Note and this Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of the Note or this Mortgage, or the exercise of any right thereunder or hereunder, render the Note or this Mortgage unenforceable, in whole or in part, or are either subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

(f)

Defense of Usury.  Mortgagor knows of no facts that would support a claim of usury to defeat or avoid Borrower’s obligation to pay the Note in accordance with its terms or Mortgagor’s obligation hereunder to secure the repayment of the principal of, interest on, and other sums or amounts due and payable under, the Loan Documents.

(g)

No Conflict/Violation of Law.  The execution, delivery and performance of this Mortgage by Mortgagor will not cause or constitute a default under or conflict with the organizational documents of Mortgagor.  The execution, delivery and performance of the obligations imposed on Mortgagor under this Mortgage to Mortgagor’s knowledge will not cause Mortgagor to be in default, including after due notice or lapse of time or both, under the provisions of any agreement, judgment or order to which Mortgagor is a party or by which Mortgagor is bound.

(h)

Compliance with Applicable Laws and Regulations.  All of the Improvements and the use of the Property by Mortgagor to Mortgagor’s knowledge, after reasonable inquiry and investigation, comply with, and shall remain in compliance with, all applicable statutes, rules, regulations and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including all applicable health, fire and building codes, and all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, environmental protection, zoning and land use (collectively, “Applicable Laws”).  To Mortgagor’s knowledge, after reasonable inquiry and investigation, there is no evidence of any illegal activities relating to controlled substances on the Property.  To Mortgagor’s knowledge, after reasonable inquiry and investigation, all certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property for the use currently being made thereof have been obtained and are in full force and effect.  To Mortgagor’s knowledge, after reasonable inquiry and investigation, all of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

(i)

Consents Obtained.  All consents, approvals, authorizations, orders or filings with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Mortgage by Mortgagor have been obtained or made.

(j)

No Litigation.  There are no pending actions, suits or proceedings, arbitrations or governmental investigations against the Property or Mortgagor, whether pursuant to this Mortgage or otherwise, an adverse outcome of which would materially affect the Mortgagor’s performance under this Mortgage.

(k)

Title.  Mortgagor has good and marketable fee simple title to the Property, subject only to the First Mortgage and those matters expressly listed as exceptions to title or subordinate matters in the title insurance policy accepted by Mortgagee (the “Mortgagee’s Title Policy”) in connection with this Mortgage (collectively, the “Permitted Exceptions”).  Mortgagor’s possession of the Property has been peaceful and undisturbed and, to the best of Mortgagor’s knowledge, after reasonable inquiry and investigation, title thereto has not been disputed or questioned.  Further, Mortgagor has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended.  Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the second lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the First Mortgage and the Permitted Exceptions.  The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure.

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(l)

Permitted Exceptions.  The Permitted Exceptions do not and will not materially and adversely affect (1) to Mortgagor’s knowledge, after reasonable inquiry and investigation, the payment in full the principal and interest on the Note in a timely manner or (2) the use of the Property for the use currently being made thereof, the operation of the Property as currently being operated or the value of the Property.

(m)

Lien.  Upon the execution by Mortgagor and the recording of this Mortgage, and upon the execution and filing of UCC-1 financing statements or amendments thereto, Mortgagee will have a valid second lien on the Property and a valid security interest in all personal property encumbered hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions, including without limitation, the First Mortgage.

(n)

ERISA.  Mortgagor has made and shall continue to make all required contributions to all employee benefit plans, if any, and the Mortgagor has no knowledge of any material liability which has been incurred by the Mortgagor which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan has been administered in compliance with its terms and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and any other federal or state law.

(o)

Contingent Liabilities.  Mortgagor does not have any known material contingent liabilities, except for contingent liabilities explicitly set forth on the financial statements of Mortgagor that were delivered to Mortgagee in connection with this Mortgage, if any.

(p)

No Other Obligations.  Mortgagor has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mortgagor is a party or by which Mortgagor or the Property is otherwise bound, other than (i) obligations incurred in the ordinary course of the operation of the Property, (ii) the Obligations and (iii) the First Mortgage.

(q)

Fraudulent Conveyance.  Mortgagor (1) has not entered into this Mortgage with the actual intent to hinder, delay, or defraud any creditor and (2) received reasonably equivalent value in exchange for its obligations under this Mortgage.  Giving effect to the Loans contemplated by the Loan Documents, the fair saleable value of Mortgagor’s assets exceed and will, immediately following the execution and delivery of this Mortgage, exceed Mortgagor’s total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities.  Mortgagor’s assets do not and, immediately following the execution and delivery of this Mortgage will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.  Mortgagor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Mortgagor).

(r)

Investment Company Act.  Mortgagor is not (1) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

(s)

Access/Utilities.  The Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and/or well and sewage treatment and storm drain facilities and/or a septic system.  All public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the Property or as provided in the Permitted Encumbrances, and all such utilities are connected so as to serve the Property without passing over other property, except as provided in the Permitted Encumbrances.  All roads, and access to such roads, necessary for the full utilization of the Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property without any further condition or cost to Mortgagor or any Tenant, except as provided in the Permitted Encumbrances.

(t)

Taxes Paid.  Mortgagor has filed all federal, state, county and municipal tax returns required to have been filed by Mortgagor, and has paid all taxes which have become due pursuant to such returns or

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to any notice of assessment received by Mortgagor, and Mortgagor has no knowledge of any basis for additional assessment with respect to such Taxes and Other Charges.  Further, the Property is free from delinquent Taxes and Other Charges.

(u)

Single Tax Lot.  The Real Estate consists of a single lot or multiple tax lots; no portion of said tax lot(s) covers property other than the Real Estate or a portion of the Real Estate and no portion of the Real Estate lies in any other tax lot.

(v)

Special Assessments.  Except as disclosed in the Mortgagee’s Title Policy, there are no pending or, to the knowledge of the Mortgagor, proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to the knowledge of Mortgagor, are there any contemplated improvements to the Property that may result in such special or other assessments.

(w)

Flood Zone.  Except as show on any survey provided to Mortgagee or in the Mortgagee’s Title Policy, the Property is not located in a flood hazard area as defined by the Federal Insurance Administration.

(x)

Seismic Exposure.  The Real Estate is not located in Zone 3 or Zone 4 of the “Seismic Zone Map of the U.S.”.

(y)

Misstatements of Fact.  No statement of fact made in this Mortgage contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein not misleading.  There is no fact presently known to Mortgagor which has not been disclosed which materially and adversely affects, or in the judgment of a reasonable person might materially and adversely affect, the business, operations or condition (financial or otherwise) of the Mortgagor.  Further, and in clarification of the foregoing, all reports, certificates, affidavits, statements and other data furnished by or on behalf of Mortgagor to Mortgagee, or its respective agents, in connection with this Mortgage are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein misleading.

(z)

Condition of Improvements.  The Property has not been materially damaged by fire, water, wind or other cause of loss or any previous material damage to the Property has been fully restored. To Mortgagor’s knowledge, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto.  To Mortgagor’s knowledge, all major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition.

(aa)

No Insolvency or Judgment.  Mortgagor (a) has not been or is not currently the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) is not currently the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Property is located or in any other court located in the United States that would have a materially adverse effect on Mortgagor or the Property.  The Obligations will not render Mortgagor or any member of Mortgagor insolvent.  As used in this Mortgage, the term “insolvent” means that the sum total of all of an entity’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity’s non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

(bb)

No Condemnation.  No part of any property subject to this Mortgage has been taken in condemnation or other like proceeding to an extent which would impair the value of the Property, the Mortgage or the usefulness of the Property, nor, to Mortgagor’s knowledge, after reasonable inquiry and investigation, is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Property.

(cc)

No Labor or Materialmen Claims.  All parties furnishing labor and materials on behalf of Mortgagor have been paid in full and, except for such liens or claims insured against by the Mortgagee’s Title Policy to be issued in connection with this Mortgage, and there are no mechanics’, laborers’ or materialmen’s liens

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or claims outstanding for work, labor or materials affecting the Property, whether prior to, equal with or subordinate to the lien of this Mortgage.

(dd)

No Purchase Options.  No tenant, person, party, firm, corporation or other entity has an option, right of first offer, or right of first refusal, to purchase the Property, any portion thereof or any interest therein.

(ee)

Leases.  The Property is not subject to any leases, subleases, licenses, concessions or other agreements related to the leasing or renting of the Property or any portion thereof, except as set forth on the Rent Roll (as defined herein).  No person has any possessory interest in the Property or right to occupy the same, except pursuant to the Leases. Mortgagor hereby represents that:  (i) Mortgagor has delivered a schedule (the “Rent Roll”) of all Leases affecting the Property, which Rent Roll is true, correct and complete as of the date hereof; and (ii) Mortgagor is the owner and holder of the landlord’s interest under the Leases, and there are no prior assignments of all or any portion of the Leases or any portion of the Rents and Profits which are presently outstanding and have priority over the assignment of leases and rents contained herein in Section 1.9 hereof given by Mortgagor to Mortgagee other than pursuant to the First Mortgage; and (iii) each Lease constitutes the legal, valid and binding obligation of Mortgagor and, to the best of Mortgagor’s knowledge and belief, is enforceable against the Tenant thereunder; and (iv) no default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Mortgagor or the Property; and (v) to Mortgagor’s knowledge, no Tenant has any offset or defense to the payment of rent under its Lease; and (vi) no Tenant has, as of the date hereof, paid rent under its Lease more than one (1) month in advance, and the rents under such Lease has not been waived, released, or otherwise discharged or compromised; and (vii) all work to be performed by Mortgagor under each Lease has been substantially performed, all contributions to be made by Mortgagor to the Tenant thereunder, if any, have been made and all other conditions precedent to each Tenant’s obligations thereunder have been satisfied; and (viii) no Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage.

(ff)

Intentionally Deleted.

(gg)

Boundary Lines.  All of the Improvements which were included in determining the value of the Property lie wholly within the boundaries and building restriction lines of the Real Estate, and no improvements on adjoining properties encroach upon the Real Estate, and no easements or other encumbrances upon the Real Estate encroach upon any of the Improvements, so as to materially and adversely affect the value or marketability of the Property except those which are insured against by Mortgagee’s Title Policy.

(hh)

Survey.  The survey of the Property, titled Project No. VEN19842 by MFRA, Inc. last updated May 20, 2014, delivered to Mortgagee in connection with this Mortgage, was performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which the Property is situated in accordance with the most current minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto, and does not fail to reflect any material matter affecting the Property or the title thereto.

(ii)

Forfeiture.  There has not been and shall never be committed by Mortgagor or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Mortgagor’s obligations under this Mortgage.

(jj)

Use of Rents and Profits. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Mortgagor’s liabilities and obligations with respect to this Mortgage, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Mortgagor or utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

(kk)

No Broker.  No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by Mortgagor in connection with the Loan, except for any broker whose full

Page | 8

commission was paid out of the proceeds of the Loan as set forth on any Closing Statement or Settlement Statement pertaining to the Loan.

(ll)

Conviction of Criminal Acts.  Mortgagor has never been convicted of a crime (which shall not include traffic violations) and, to Mortgagor’s knowledge, after reasonable inquiry and investigation, is not currently the subject of any pending or threatened criminal investigation or proceeding.

(mm)

Security Agreements.  There are no security agreements or financing statements affecting or encumbering any of the Property other than the security agreements and financing statements created in favor of Mortgagee or the First Lien Holder.

(nn)

Use of Property; Homestead.  The Real Estate is neither agricultural property, nor property in agricultural use (as defined in Minn. Stat. § 40A.02, subdivision 3 or otherwise) nor used for agricultural purposes, nor owner occupied residential property of four (4) units or less, nor the homestead of Mortgagor.

(oo)

Contracts.  Mortgagor will comply with all of its obligations under all Contracts which are material to the operation of the Property in accordance with Mortgagor’s current practice, and with all material obligations under all other Contracts.

1.2

Defense of Title.  If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest.  Notwithstanding the foregoing, in the event that Mortgagee reasonably determines that Mortgagor is not adequately performing its obligations under this Section, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps with respect thereto as Mortgagee shall deem necessary or proper; any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate, shall be immediately paid by Mortgagor on demand.

1.3

Performance of Obligations.  Mortgagor shall pay and perform all of the Obligations as and when due. Further, Mortgagor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions reasonably required of Mortgagor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Mortgage.

1.4

Insurance.  Mortgagor shall, at Mortgagor’s expense, maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

(a)

If there are any improvements on the Property, insurance against loss or damage to the Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an “all-risk” form of insurance policy.  The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Mortgagor from time to time, without reduction for depreciation.  The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee’s election, by reference to such indices, appraisals or information as Mortgagee determines in its reasonable discretion.  Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation.  Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee’s approval.

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(b)

Comprehensive Commercial General Liability Insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, together with umbrella coverage in amounts not less than $5,000,000.00.  During any construction on the Property, Mortgagor’s general contractor for such construction shall also provide the insurance required in this Subsection (b).  Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

(c)

General boiler and machinery insurance coverage is required if steam boilers or other pressure-fired vessels are in operation at the Property.  Minimum liability amount per accident must equal the lesser of the replacement (insurable) value of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00.

(d)

If the Property or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Obligations if replacement cost coverage is not available for the type of building insured); or (ii) the maximum insurance available under the appropriate National Flood Insurance Administration program.

(e)

During the period of any construction on the Property or renovation or alteration of the Improvements, a so-called “Builder’s All-Risk Completed Value” or “Course of Construction” insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Mortgagee and Worker’s Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

(f)

At any time there are tenants of the Property, loss of rents or loss of business income insurance in amounts sufficient to compensate Mortgagor for all Rents and Profits during a period of not less than twelve (12) months in which the Property may be damaged or destroyed.  The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding twelve (12) month period.

(g)

Any other insurance coverage reasonably required by Mortgagee in connection with this Mortgage, commercially available at reasonable rates and in effect as of the date hereof.

All such insurance shall (i) be with insurers authorized to do business in the state within which the Property is located and who have and maintain a rating of at least “A-” from Standard & Poors (or, alternatively, if the insurers maintain re-insurance with re-insurers maintaining such rating, Mortgagee will not unreasonably withhold its consent to satisfying such required rating by means of a “cut-through” endorsement allowing recourse directly against a reinsurer maintaining such rating), (ii) contain the complete address of the Property (or a complete legal description), and (iii) be for terms of at least one year.

Mortgagor shall as of the date hereof deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Mortgagee.  Mortgagor shall renew all such insurance and deliver to Mortgagee certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire.  Without limiting the required endorsements to the insurance policies, Mortgagor further agrees that all such policies shall include a standard, non-contributory, mortgagee clause naming:

US Income Partners, LLC,

its successors and/or assigns, as their interests may appear

3445 Winton Place, Suite 228
Rochester, NY 14623

(x) as an additional insured under all liability insurance policies, (y) as the second mortgagee on all property insurance policies and (z) as the loss payee on all loss of rents or loss of business income insurance policies.  Mortgagor further agrees that all such insurance policies: (1) shall provide for at least ten (10) days prior written

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notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which adversely affect the interest of Mortgagee; (2) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; (3) shall waive all rights of subrogation against Mortgagee; (4) in the event that the Real Estate or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A:  “Loss Due to Operation of Law” (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B:  “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages; and (5) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Mortgagor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy.  The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Mortgagee’s applicable insurance requirements set forth in this Section 1.4.  The delivery to Mortgagee of the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Mortgagor to Mortgagee as further security for the Obligations, subject to the rights of the First Lien Holder.  In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Mortgagor in and to all unearned insurance premiums and proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title whether or not the damage to the Property occurred prior to such transfer of title.  Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance.  In the event Mortgagor fails to provide, maintain, keep in force the policies of insurance required by this Mortgage, deliver and furnish to Mortgagee the certificates of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance.  Subject to the First Mortgage, Mortgagor shall not obtain insurance for the Property in addition to that required by Mortgagee without the prior written consent of Mortgagee, which consent will not be unreasonably withheld provided that (i) Mortgagee is a named insured on such insurance, (ii) Mortgagee receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.  To the extent that at any time Mortgagee agrees to accept insurance from an insurer that is rated less than the foregoing, Mortgagee may terminate its waiver and reassert the aforesaid minimum rating requirements upon any renewal of any insurance coverage, or at any time if the rating of any insurer is reduced or Mortgagee determines that any other material adverse event has occurred with respect to the financial condition of such insurer.

1.5

Payment of Taxes.  1) Except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, Mortgagor shall pay or cause to be paid, no later than five (5) days prior to the last day for payment without penalty or interest, all taxes, assessments, water rents, sewer rents, governmental impositions and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Real Estate, now or hereafter levied or assessed or imposed against, or which are or may become a lien upon, the Property (“Taxes”), and all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the “Other Charges”), and 2) Mortgagor shall furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such Taxes and Other Charges at least fifteen (15) days prior to the applicable delinquency date therefor.  Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted Taxes or Other Charges so long as (x) such contest is diligently pursued, (y) Mortgagee determines, in its reasonable opinion, that such contest suspends the obligation to pay the Taxes or Other Charges and that nonpayment of such Taxes or Other Charges will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (z) if not required under the First Mortgage and subject to the Subordination Agreement, prior to the

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earlier of the commencement of such contest or the delinquency date of the asserted Taxes or Other Charges, Mortgagor deposits in the Impound Account an amount determined by Mortgagee to be adequate to cover the payment of such Taxes or Other Charges and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the Taxes or Other Charges, as the case may be, together with any applicable interest, costs and penalties, shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

1.6

Tax and Insurance Impound Account.  Subject to the terms and conditions of the following paragraph, Mortgagor shall establish and maintain with Mortgagee at all times while this Mortgage continues in effect an impound account (the “Impound Account”) for payment of Taxes and Other Charges and for the premiums on the insurance required to be maintained with respect to Mortgagor and the Property (“Insurance Premiums”) and as additional security for the Obligations.  In addition to the initial deposit to the Impound Account required simultaneously with the execution hereof, commencing on the first payment date under the Note and continuing thereafter on each payment date until the Note and all other Obligations are fully paid and performed, Mortgagor shall pay to Mortgagee, for deposit to the Impound Account, an amount equal to one-twelfth (1/12) of the amount of the annual Taxes and Other Charges that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual Insurance Premiums that will next become due and payable, each as estimated and determined by Mortgagee.  So long as no event occurs, and no state of facts exists, which, with the giving of notice and/or the passage of time, would constitute an Event of Default (as defined in Section 2.1 hereunder) (such event or state of facts, a “Default”), all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said Taxes and Other Charges, in periodic installments, and Insurance Premiums in one annual installment, in each case, before the same become delinquent.  Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all Taxes and Other Charges, and all Insurance Premiums, and so long as no Event of Default has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account.  In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof.  The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Mortgagee’s option and in Mortgagee’s discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee.  No interest on the funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor.  The Impound Account is solely for the protection of Mortgagee and entails no responsibility on Mortgagee’s part beyond the payment of Taxes and Other Charges, and of Insurance Premiums, following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received.  Upon assignment of this Mortgage by Mortgagee, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate.  If the total funds in the Impound Account shall exceed the amount of payments actually applied by Mortgagee for the purposes of the Impound Account, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or, at the option of Mortgagee, refunded to Mortgagor.  If at any time Mortgagee determines that, with the making of all monthly deposits to the Impound Account when due, the Impound Account nonetheless would not contain sufficient funds to pay the next due periodic installments of all Taxes and Other Charges at least thirty (30) days prior to the delinquency date thereof, or to pay the next due annual Insurance Premiums at least thirty (30) days prior to the due date thereof, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency.  If the Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand.  At any time during the continuance of an Event of Default, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the Obligations in whatever order Mortgagee shall subjectively determine.  No such application of the Impound Account shall be deemed to cure any Default or Event of Default hereunder, and any such application shall not limit Mortgagor’s obligation to deposit any deficiency of which Mortgagee gives notice.  Upon full payment of

Page | 12

the Obligations in accordance with its terms or at such earlier time as Mortgagee may elect, the balance of the Impound Account then in Mortgagee’s possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

Notwithstanding the foregoing, Mortgagee hereby waives the requirement for deposit by Mortgagor of the sums described in the preceding paragraph in the Impound Account, for so long as (i) there is the First Mortgage on the Property; (ii) there is no Default or Event of Default under this Mortgage or any of the other Loan Documents and (iii) Mortgagor delivers to Mortgagee, no later than five (5) days prior to the last day for payment of such sums without penalty or interest, evidence satisfactory to Mortgagee in Mortgagee’s sole and absolute discretion, that all sums described in Section 1.5 above have been paid in full. Upon failure of either of the foregoing conditions, the waiver set forth in this paragraph shall immediately and automatically become null and void, without notice from Mortgagee to Mortgagor.

1.7

Condemnation and Casualty.  Mortgagor shall give Mortgagee prompt written notice of the occurrence of any material casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof.  All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Mortgagee, subject to the First Mortgage.  Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Mortgagee is hereby authorized, in its own name or in Mortgagor’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation; provided, however, that so long as no Event of Default is continuing, Mortgagee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) $2,000.00.  Mortgagee may, at Mortgagee’s option and subject to the First Mortgage, (y) if requested by Mortgagor and consented to by Mortgagee, hold the balance of any of such proceeds to be used to reimburse Mortgagor for the cost of restoring and repairing the Property to the equivalent of its original condition or to a condition reasonably approved by Mortgagee (the "Restoration"), or (z) apply the balance of such proceeds to the payment of the Obligations, whether or not then due. To the extent Mortgagee, pursuant to Mortgagor’s request and in accordance with the terms hereof, determines to apply insurance or condemnation proceeds to Restoration, Mortgagee shall do so in accordance with Mortgagee’s then-current policies relating to the, as applicable, restoration of casualty damage on similar properties or restoration or rebuilding of properties that have been the subject of a partial condemnation.  Mortgagee shall not exercise its option to apply insurance proceeds or condemnation proceeds to the payment of the Obligations if all of the following conditions are met:  (1) no Default or Event of Default has occurred and is continuing; (2) in the case of casualty, less than forty percent (40%) of the Improvements has been damaged, or in the case of a taking, less than twenty-five percent (25%) of the Improvements has been taken; (3) Mortgagee determines, in its reasonable discretion, that there will be sufficient funds to complete the Restoration (including, without limitation, by means of a deposit of any shortfall by Mortgagor with Mortgagee prior to the commencement of the Restoration or promptly upon Mortgagee’s determination that such a shortfall exists); (4) Mortgagee determines, in its reasonable discretion, that the rental income from the Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, deposits to the Impound Account, deposits to reserves and loan repayment obligations relating to the Property and that the debt service coverage ratio for the Property after Restoration will be the same as on the closing date of the Loan and the ratio of the loan to value after Restoration will be the same as on the closing date of the Loan; (5) Mortgagee determines, in its reasonable discretion, that (A) the Restoration will be completed before the earlier of (i) one year before the Maturity Date or (ii) one year after the date of the loss or casualty and (B) the rent loss insurance or business interruption insurance referenced in Section 1.4(f) above will cover all payments due under the Loan during the completion of the Restoration; and (6) upon Mortgagee's request, Mortgagor provides Mortgagee evidence of the availability during and after the Restoration of the insurance required to be maintained by Mortgagor pursuant to Section 1.4.

Unless Mortgagee otherwise agrees in writing, any application of any awards or proceeds to the Obligations shall not extend or postpone the due date of any monthly installments referred to in the Note or the Loan Documents or change the amount of such installments.  Mortgagor agrees to execute such further evidence of assignment of any awards or proceeds as Mortgagee may require.  Any reduction in the Obligations resulting from

Page | 13

Mortgagee’s application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the Obligations and, in any event, the unpaid portion of the Obligations shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof.  Partial payments received by Mortgagee, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date.  If Mortgagor elects to effect a Restoration, Mortgagor shall promptly and diligently, at Mortgagor’s sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided the Mortgagee makes such proceeds or award available for such purpose.  Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation.  Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any Obligations is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this section and the Subordination Agreement, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

1.8

Mechanics’ Liens.  Mortgagor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee, and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest.  In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee’s request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee’s interest and security should the contest be unsuccessful.  If Mortgagor shall fail to promptly discharge or provide security against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand.

1.9

Assignment of Leases and Rents and Profits. As additional and collateral security for the payment of the Obligations and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Leases, and all existing and future Rents and Profits.  Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any Obligations is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof).  Mortgagee shall be without liability for any loss that may arise from a failure or inability to collect Rents and Profits, proceeds or other payments.  However, until the occurrence of an Event of Default under this Mortgage, Mortgagor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof.  Upon the occurrence of an Event of Default, Mortgagor’s license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver.  From and after the termination of such license, Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee and Mortgagor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth.  Neither the demand for or collection of Rents and Profits by Mortgagee, nor the exercise of Mortgagee’s rights as assignee of the Leases, shall constitute any assumption by Mortgagee of any obligations under any Lease or other agreement relating thereto.  Mortgagee is obligated to

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account only for such Rents and Profits as are actually collected or received by Mortgagee.  Mortgagor irrevocably agrees and consents that the Tenants and respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of an Event of Default hereunder, pay said Rents and Profits to Mortgagee without liability to determine the actual existence of any Event of Default claimed by Mortgagee.  Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such Tenant or payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such Tenant’s or payor’s obligation to make such payment to Mortgagor.  All Rents and Profits collected or received by Mortgagee shall be applied against all expenses of collection, including, without limitation, reasonable attorneys’ fees, against costs of operation and management of the Property and against the Obligations, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security.  Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents and Profits to the Obligations shall cure or be deemed a waiver of any Default or Event of Default hereunder.  The assignment of Leases and of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

1.10

Leases.

(a)

Entering Into Leases.  Mortgagor may enter into a proposed Lease (which includes the renewal or extension of an existing Lease (a “Renewal Lease”)) without the prior written consent of Mortgagee if such proposed Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the Tenant) as of the date such Lease is executed by Mortgagor (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party Tenant for occupancy by the lessee under such Lease, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to this Mortgage, and obligates the lessee thereunder to attorn to Mortgagee, (v) does not contain any option or right of first refusal to purchase all or any portion of the Property, (vi) expressly provides that the portion of the Property demised thereby shall not be used for a “Prohibited Use” (as defined below) and (vii) is written on the standard form of lease which was either delivered to Mortgagee simultaneously herewith or was subsequently approved by Mortgagee, in either case with only immaterial variations from such standard form.  As used in this Mortgage, a "Prohibited Use" shall mean (1) operation of a dry-cleaning business, except for a dry-cleaning business at which no on-site cleaning operations of any sort are undertaken (i.e., a so-called drop-off station); (2) operation of a gasoline station or automobile service or maintenance facility; (3) operation of a car wash; (4) operation of any other business that, in the ordinary course of operation, would be likely to result in the release of Hazardous Substances (as defined in Section 1.25 hereof); (5) the sale or display of obscene or pornographic material, the conduct of obscene, nude or semi-nude live performances, or similar purposes; and (6) the operation of a cabaret, dance hall or similar venue.  All proposed Leases which do not satisfy the requirements set forth in this Section 1.10 (a) shall be subject to the prior approval of Mortgagee and its counsel, at Mortgagor’s expense (and, in conjunction therewith, Mortgagor shall provide Mortgagee with such information as Mortgagee shall reasonably request with respect to such proposed Lease and the Tenant thereunder), which approval shall not be unreasonably withheld or delayed.

(b)

Covenants Regarding Leases.  Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under each Lease, and shall not do or permit to be done anything to impair the value of any Lease as security for the Obligations; (ii) upon request (which request is hereby deemed given with respect to any lease over 5,000 square feet), shall promptly send copies to Mortgagee of all notices of default which Mortgagor shall receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in each Lease upon the part of the Tenant thereunder to be observed or performed, (iv) shall not collect any of the Rents more than one (1) month in advance (it being acknowledged that security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor’s interest in any of the Leases or the Rents and Profits (other than to Mortgagee as security for the Obligations or to the First Lien Holder); and (vi) shall not consent to any assignment of or subletting under any Lease not in accordance with the terms of such Lease, in each case without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld.

(c)

Amendments to Leases.  Provided no event or state of facts exists which, with the passage of time, would constitute an Event of Default hereunder, Mortgagor may, without the consent of Mortgagee, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space

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under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) (the foregoing, collectively, a “Lease Modification”) provided that (i) such Lease Modification (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, (ii) such Lease Modification is in the normal course of business and is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located, and (iii) such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Mortgage and any subordination agreement binding upon Mortgagee with respect to such Lease, if any.  A termination of a Lease with a Tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole.  Any Lease Modification which does not satisfy the requirements set forth in this Section 1.10 (c) shall be subject to the prior approval of Mortgagee and its counsel, which shall not be unreasonably withheld, at Mortgagor’s expense (and, in conjunction therewith, Mortgagor shall provide Mortgagee with such information as Mortgagee shall reasonably request with respect to such proposed Lease Modification and the Tenant under the Lease affected thereby).

(d)

Major Leases.  Notwithstanding anything contained herein to the contrary, Mortgagor shall not, without the prior written consent of Mortgagee, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Major Lease.  As used herein, “Major Lease” shall mean the UMAGA Amended and Restated Master Agreement dated as of August 5, 2013 by and between Mortgagor and Upper Midwest Allied Gifts Association, Inc. (as amended from time to time, the “UMAGA Agreement”). Notwithstanding anything contained herein to the contrary, Mortgagee’s prior written consent shall not be required with respect to any termination, assignment, sublease, renewal, or amendment, or any material waiver of the Mortgagor’s rights as landlord in connection with an individual Showroom Lease unless such action impacts all or substantially all of the Showroom Leases or has a materially adverse effect on the rent received from the Property or on the value of the Property taken as a whole..  As used herein, “Showroom Lease shall mean any lease of showroom space pursuant to the terms of the UMAGA Agreement.

(e)

[Intentionally Omitted]

1.11

Alienation and Further Encumbrances.

(a)

Notwithstanding anything to the contrary contained in Section 5.6 hereof, neither the Property, nor any part thereof or interest therein, shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants under Leases which are not in violation of Section 1.10 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred, nor Mortgagor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily (any of the foregoing, a “Transfer”), in each case without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee’s sole discretion.  For the purposes of this Section 1.11, a “Transfer” shall also include (i) transfers of direct or indirect ownership interests in Mortgagor, and the creation of new or additional ownership interests in Mortgagor (ii) an installment sales agreement with respect to the Property or any portion thereof, (iii) [intentionally omitted], (iv) any sale or assignment of any of Mortgagor’s right, title and interest in, to and under any Leases or Rents and Profits, other than to Mortgagee and First Lien Holder, (v) if Mortgagor is a partnership or joint venture, the addition, change, removal or resignation of any general partner, or the transfer or pledge of any interest (whether as a general partner or limited partner) of any general partner in such partnership, and (vi) if Mortgagor is a limited liability company, the addition, change, removal or resignation of any manager or managing member, or the transfer or pledge of any interest (whether as a managing member or otherwise) of such manager or managing member in such limited liability company.

1.12

Payment of Utilities, Assessments, Charges, Etc.  Mortgagor shall pay when due all utility charges (e.g., for gas, electricity, water and sewer services and similar charges) which are incurred by Mortgagor or its agents, and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

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1.13

Access Privileges and Inspections.  Upon reasonable prior written notice to Mortgagor, Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of Tenants, have reasonable access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Property.  Mortgagor shall lend reasonable assistance to all such agents, representatives and employees of Mortgagee.

1.14

Waste; Alteration of Improvements.  Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property.  Mortgagor shall maintain the Property in good condition and repair.  No part of the Improvements may be removed, demolished or materially altered, in each case, without the prior written consent of Mortgagee, except as required pursuant to Applicable Laws.  Without the prior written consent of Mortgagee in each case (which consent shall not be unreasonably withheld), Mortgagor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

1.15

Zoning.  Without the prior written consent of Mortgagee in each case (which consent shall not be unreasonably withheld), Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements.  If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee.  Without Mortgagee’s prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

1.16

Financial Statements, Books and Records, and Informational Reporting.  Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles.  Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor’s records and books of account at all reasonable times.  So long as this Mortgage continues in effect, As soon as available and in any event within 120 days after the end of each fiscal year of Talon Holding, the annual audited report of Talon Holding prepared on a consolidating and consolidated basis in conformity with generally accepted accounting principles, consisting of at least statements of income, cash flow and stockholders’ equity, and a consolidated and consolidating balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified, without qualification, by independent certified public accountants of recognized standing selected by Talon Holding and reasonably acceptable to the Mortgagee, together with any management letters, management reports or other supplementary comments or reports furnished by such accountants; provided, however, that so long as Mortgagor is a direct or indirect wholly owned subsidiary of Talon Holding and Talon Holding is a registrant with the Securities and Exchange Commission (“SEC”), by delivering to Morgagee such public filings and other financial information as Talon Holding is required or elects to file with the SEC, copies of all public filings submitted to the SEC, including without limitation, quarterly form 8-Q and annual form 8-K filings, shall satisfy the foregoing financial statement delivery obligation of the Mortgagor or Talon Holding.  If Talon Holding should cease to be a registrant with the SEC or to timely file with the SEC, Mortgagor shall deliver, or cause to be delivered, to Mortgagee substantially similar financial statements as would have been filed had Talon Holding remained a timely filing public reporting company.  Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the person or entity to which they pertain, as applicable, in form and substance reasonably acceptable to Mortgagee:

(a)

copies of all tax returns filed by Mortgagor, within thirty (30) days after the date of filing;

(b)

as soon as available and in any event within 60 days after the end of each fiscal year of the Mortgagor, an updated Rent Roll for the Property, in form and substance reasonably acceptable to the Mortgagor;

(c)

such other information with respect to the Property and Mortgagor, which may reasonably be requested from time to time by Mortgagee, within a reasonable time after the applicable request.

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1.17

Further Documentation.  Mortgagor shall, on the request of Mortgagee and at the expense of Mortgagor, promptly: (a) correct any defect, error or omission which may be discovered in the contents of this Mortgage or any other Loan Document signed by Mortgagor; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and any other Loan Document signed by Mortgagor and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) furnish to Mortgagee, upon Mortgagee’s request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, stating whether any Default or Event of Default exists hereunder, stating whether any offsets or defenses exist against the Obligations, affirming that the Mortgage and any other Loan Document signed by Mortgagor are the legal, valid and binding obligations of Mortgagor, and containing such other matters as Mortgagee may reasonably require.

1.18

Payment of Costs; Reimbursement to Mortgagee.  Mortgagor shall pay all costs and expenses of every character attributable or chargeable to Mortgagor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, public records search fees, escrow fees and reasonable attorneys’ fees.  If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee’s making such payment until reimbursement thereof by Mortgagor. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting the Property the adverse outcome of which would have a material adverse effect on the Property or Mortgagor, or any other demand or claim which, if enforced, could impair or threaten to impair Mortgagee’s security hereunder.  Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee’s interest in the Property or Mortgagee’s right to enforce its security, or upon the occurrence of any other Event of Default, then Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy such Event of Default (without, however, waiving any Default).  Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion.  Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.  Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.18 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Mortgagor, the Obligations or this Mortgage.  Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any Default hereof, any liens (i.e., judgments, mechanics’ and materialmen’s liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys’ fees, costs and expenses as aforesaid, whether

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at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Obligations.  This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

1.19

Security Interest and Security Agreement.  This Mortgage is also a security agreement under the Uniform Commercial Code for any of the Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, including, without limitation, all products, and cash and non-cash proceeds thereof (collectively, "UCC Collateral").  Mortgagor hereby grants to Mortgagee a security interest in the UCC Collateral.  Mortgagor shall execute and deliver to Mortgagee, upon Mortgagee's request, financing statements, continuation statements and amendments, in such form as Mortgagee may require, to perfect or continue the perfection of this security interest.  Mortgagor shall pay all costs of preparing and filing such statements, and all costs and expenses of any record searches for financing statements that Mortgagee may require.  Without the prior written consent of Mortgagee, Mortgagor shall not create or permit to exist any other lien or security interest in any of the UCC Collateral, except to the extent that the First Lien Holder has previously obtained a security interest in such UCC Collateral.  The name and address of Mortgagor (as Debtor under any applicable Uniform Commercial Code) and Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are as set forth on Page 1 of this Mortgage.

1.20

Easements and Rights-of-Way.  Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements that would have a material adverse effect on the Property, Mortgagor or Mortgagee’s security hereunder without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld).  The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way.  If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent provided that Mortgagee is paid a standard review fee together with all other expenses, including, without limitation, reasonable attorneys’ fees, incurred by Mortgagee in the review of Mortgagor’s request and in the preparation of documents effecting the subordination.

1.21

Compliance with Laws.  Mortgagor shall at all times comply with all Applicable Laws, even if such compliance shall require structural changes to the Property.  Mortgagor may, upon providing Mortgagee with security reasonably satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any Applicable Law so long as the Property shall not be subject to any lien, charge, fine or other liability, and shall not be in danger of being forfeited, lost or closed, during or as a result of such contest.  Mortgagor shall not alter the Property in any manner that would materially increase Mortgagor’s responsibilities for compliance with Applicable Laws without the prior approval of Mortgagee.  Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease or any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Mortgagor shall, from time to time, upon Mortgagee’s request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee that the Property complies with all Applicable Laws.

1.22

Additional Taxes.  In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the Taxes or Other Charges herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the Mortgagee or secured party in the property covered thereby, or the manner of collection of such Taxes or Other Charges, so as to adversely affect this Mortgage or the Obligations or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such Taxes or Other Charges, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Obligations to be and become due and payable in full thirty (30) days from the giving of such notice.

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1.23

Mortgagor’s Waivers.  To the full extent permitted by law, Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension prior to any sale of the Property to be made pursuant to any provisions contained herein.  Mortgagor, for Mortgagor and Mortgagor’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel:  (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, and notice of election or intention to mature or declare due the Obligations (except such notices as are specifically provided for herein); and (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety.  To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the Obligations without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatever.  Further, Mortgagor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the Obligations the fullest extent permitted by law.  Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any Indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

1.24

Intentionally Deleted.

1.25

Hazardous Waste and Other Substances.

(a)

Mortgagor hereby represents and warrants to Mortgagee that, as of the date hereof and except as set forth in that certain Phase I Environmental Site Assessment dated April 24, 2014 by Braun Intertec Corporation, as Project B14-01342: (i) to the best of Mortgagor’s knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, “Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq. and 40 CFR §302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq. and 40 CFR § 116.1  et seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) to the best of Mortgagor’s knowledge, information and belief, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, lead based paint, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws, or any molds, spores or fungus or other harmful microbial matter (collectively, “Hazardous Substances”) are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used by Mortgagor or Tenants in the ordinary course of their respective business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) to the best of Mortgagor’s knowledge, information and belief, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor’s knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty,

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sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Mortgagor know of any basis for such a claim; and (vi) Mortgagor has received no notice of and, to the best of Mortgagor’s knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any environmental nuisance or any other environmental  liability or adverse environmental condition on any other property nor does Mortgagor know of any basis for such a claim.

(b)

Mortgagor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Mortgagor and Tenants in the ordinary course of their respective business and, in each case, in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all Tenants and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos-containing materials (“ACMs”) or any substance containing ACMs.  Mortgagor shall, if required under applicable Environmental Laws, maintain all applicable Material Safety Data Sheets with respect to the Property, and make same available to Mortgagee or Mortgagee's consultants upon reasonable notice.

(c)

Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of the possible existence of any Hazardous Substances on the Property (except de minimis amounts of those substances used by Mortgagor and Tenants in the ordinary course of their respective business and, in each case, in compliance with all applicable Environmental Laws) or if Mortgagor shall become aware that the Property is or may be in direct or indirect violation of any applicable Environmental Laws.  Further, promptly upon receipt of the same, Mortgagor shall deliver to Mortgagee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property in violation of any applicable Environmental Laws.  Mortgagor shall, promptly and when and as required by Mortgagee, at Mortgagor’s sole cost and expense, take all actions as shall be necessary or advisable under applicable Environmental Law for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Mortgagee), and shall further pay or cause to be paid, at no expense to Mortgagee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property; in the event Mortgagor fails to take such actions, (1) Mortgagee may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with applicable Environmental Laws and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand, and (2) Mortgagor hereby grants to Mortgagee and its agents and employees reasonable access to the Property and a license to remove any items deemed by Mortgagee to be Hazardous Substances and to do all things Mortgagee shall deem necessary to bring the Property in conformance with Environmental Laws.  Mortgagor covenants and agrees, at Mortgagor’s sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Mortgagee), and hold Mortgagee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee or the Property, and arising directly or indirectly from or out of:  (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas in violation of applicable Environmental Law, regardless of whether or not caused by or within the control of Mortgagor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Mortgagor; (iii) the failure by Mortgagor to comply fully with the terms and conditions of this Section 1.25 in any material respect; (iv) the breach in any material respect of any representation or warranty contained in this Section 1.25; or (v) the enforcement of this Section 1.25, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it

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does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the  environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas.  The indemnity set forth in this Section 1.25(c) shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.25(c).  Mortgagee’s rights under this Section shall survive payment in full of the Obligations and shall be in addition to all other rights of Mortgagee under this Mortgage, the Note and the other Loan Documents.

(d)

Upon Mortgagee’s request, at any time after the occurrence and during the continuance of an Event of Default hereunder or at such other time as Mortgagee has reasonable grounds to believe that Hazardous Substances (other than de minimis amounts of those substances used by Mortgagor and Tenants in the ordinary course of their respective business and, in each case, in compliance with all applicable Environmental Laws) are or have been released, stored or disposed of on or around the Property that in the reasonable judgment of the Lender, endangers any Tenant or other occupant of the Property or their guests or the general public or may materially and adversely affect the value of the Property or that the Property may be in violation of the Environmental Laws, Mortgagor shall provide, at Mortgagor’s sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant reasonably approved by Mortgagee indicating the presence or absence of such Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm reasonably approved by Mortgagee indicating the presence or absence of friable asbestos or substances containing asbestos on the Property.  If Mortgagor fails to provide such inspection or audit within thirty (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents reasonable access to the Property and a license to undertake such inspection or audit. Lender and its respective agents shall use reasonable efforts to minimize any interference to the use and operations of the Property by Borrower and any Tenants or guests of the Property caused by any such inspection or audit performed by the Lender and its agents at the Property.  The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand.

(e)

The obligations of Mortgagor under this Mortgage (including, without limitation, this Section 1.25) with respect to Hazardous Substances shall not in any way limit the obligations of any party under the Hazardous Substances Indemnity Agreement.

(f)

If, at any time hereafter, lead based paint is suspected of being present on the Property, Mortgagor agrees, at its sole cost and expense and within twenty (20) days thereafter, to cause to be prepared a Lead Based Paint Report prepared by an expert, and in form, scope and substance, reasonably acceptable to Mortgagee.  Mortgagor agrees that if it has been, or if at any time hereafter it is, determined that the Property contains lead based paint, on or before thirty (30) days following (i) the date hereof, if such determination was made prior to the date hereof or (ii) such determination, if such determination is hereafter made, as applicable, Mortgagor shall, at its sole cost and expenses, develop and implement, and thereafter diligently and continuously carry out (or cause to be developed and implemented and thereafter diligently and continually to be carried out), an operations, abatement and maintenance plan for the lead based paint on the Property, which plan shall be prepared by an environmental consultant, and be in form, scope and substance, reasonably acceptable to Mortgagee (together with any Lead Based Paint Report, the “LBP O&M Plan”).

1.26

Indemnification; Subrogation.

(a)

Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the Obligations, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee’s reasonable attorneys’ fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the Obligations, this Mortgage, the Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee by reason of Mortgagee’s willful misconduct or gross negligence.

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(b)

If Mortgagee is made a party defendant to any litigation or any claim is threatened or brought against Mortgagee concerning the Obligations, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment.  If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof, or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses.  The right to such reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment.  If Mortgagor breaches any term of this Mortgage (subject to applicable notice and cure periods), Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach.  All references to “attorneys” in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Mortgagee and Mortgagee’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Mortgagee’s in-house counsel.

(c)

A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Property, Mortgagor’s property or the property of others under Mortgagor’s control from any cause insured against or required to be insured against by the provisions of this Mortgage.

1.27

Intentionally Deleted.

ARTICLE II

EVENTS OF DEFAULT

2.1

Events of Default.  The occurrence of any of the following shall be an “Event of Default” hereunder:

(a)

An Event of Default, as defined in the Note, occurs with respect to the Note.

(b)

Mortgagor fails to punctually perform any covenant, agreement, obligation, term or condition of this Mortgage which requires payment of any money by Mortgagor to Mortgagee and such failure continues for the applicable period set forth herein or, if no period is set forth, for ten (10) days after such payment becomes due or, if due on demand, is demanded.

(c)

Mortgagor (i) fails to provide insurance as required by Section 1.4 hereof or (ii) fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.5 hereof.

(d)

Mortgagor fails to perform any other covenant, agreement, obligation, term or condition set forth in this Mortgage, other than those otherwise described in this Section 2.1 and other than those for which a specific cure period is provided elsewhere, and to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said 30-day period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days.

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(e)

Any representation or warranty made herein or in any of the Loan Documents by any party (other than Mortgagee) making such representation or warranty in such Loan Document is determined by Mortgagee to have been false or misleading in any material respect at the time made.

(f)

A Transfer.

(g)

Mortgagor becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, or for a substantial part of the assets of Mortgagor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

(h)

A petition is filed or any case, proceeding or other action is commenced against Mortgagor, seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Mortgagor, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, a receiver, trustee, custodian or similar officer for Mortgagor, or for any substantial part of any of the properties of Mortgagor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

(i)

The Property or any part thereof shall be taken on execution or other process of law (other than by eminent domain) in any action against Mortgagor.

(j)

Mortgagor abandons all or a portion (other than a de minimis portion) of the Property.

(k)

The holder of any lien or security interest on the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(l)

The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby, and Mortgagee determines that it is not adequately protected from any loss, damage or risk associated therewith.

(m)

Any dissolution, termination, partial or complete liquidation, merger or consolidation of Mortgagor, without the prior written consent of Mortgagee.

ARTICLE III

REMEDIES

3.1

Remedies Available.  If there shall occur an Event of Default under this Mortgage, then the Property shall be subject to sale and this Mortgage shall be subject to foreclosure, all as provided by law, and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

(a)

Acceleration.  Accelerate the maturity date of the Note and declare any or all of the Obligations to be immediately due and payable without any presentment, demand, protest, notice, or action of any

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kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.  Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

(b)

Entry on the Property.  Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee’s judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand.

(c)

Collect Rents and Profits.  With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

(d)

Appointment of Receiver.  Upon, or at any time prior to or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the Obligations or the solvency of Mortgagor or any person or persons liable for the payment of the Obligations, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof.  Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below.  Such receivership shall, at the option of Mortgagee, continue until full payment of all of the Obligations or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

(e)

Foreclosure.  Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the Obligations pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee.

(1)

In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceeding, including, but not limited to, reasonable attorneys’ fees and costs, shall be paid by Mortgagor and secured by this Mortgage securing all or any part of the indebtedness evidenced by the Note.  The Obligations and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by Applicable Law), attorneys’ fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder.  In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof.

(2)

Mortgagee may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

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(f)

Rights under the Uniform Commercial Code.  Exercise any or all of the remedies of a secured party under the Uniform Commercial Code against the UCC Collateral, either separately or together, and in any order, without in any way affecting the availability of Mortgagee's other remedies.  Furthermore, to the extent permitted by law, in conjunction within, addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code: in the event of a foreclosure sale with respect to the portions of the Property which are not UCC Collateral, the Property (including the UCC Collateral) may, at the option of Mortgagee, be sold as a whole or in parts, as determined by Mortgagee in its sole discretion; and (2) it shall not be necessary that (x) Mortgagee take possession of the UCC Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted, or (y) the UCC Collateral, or any part thereof, be present at the location of such sale; and (3) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

(g)

Other.  Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2

Application of Proceeds.  To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are available to the following items in such order as Mortgagee in its discretion may determine:

(a)

To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee’s right and remedies hereunder and under the other Loan Documents, including, but not limited to receivers’ fees, court costs, attorneys’, accountants’, appraisers’, managers’ and other professional fees, title charges and transfer taxes.

(b)

To payment of all sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

(c)

To payment of the Obligations and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

The remainder, if any, of such funds shall be disbursed to Mortgagor or to the person or persons legally entitled thereto.

3.3

Right and Authority of Receiver or Mortgagee in the Event of Default; Power of Attorney.  Upon the occurrence and continuance of an Event of Default hereunder, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee’s or the receiver’s sole discretion, all at Mortgagor’s expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney-in-fact

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and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such Leases, whether of real or personal property, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and unlawful detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and (r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage.  This Mortgage shall constitute a direction to and full authority to any Tenant, lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any Lease, contract or other agreement to Mortgagee without proof of the Event of Default relied upon.  Any such Tenant, lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract or other agreement, or for the performance of any undertakings under any such Lease, contract or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Mortgage, or any default under any of the other Loan Documents, has actually occurred or is then existing.  Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Mortgagor’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any Obligations is outstanding.  Any money advanced by Mortgagee in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee.

3.4

Occupancy After Foreclosure.  In the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except Tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser.  Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

3.5

Notice to Account Debtors.  Mortgagee may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Mortgagor included in the Property to pay Mortgagee directly.  Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

3.6

Cumulative Remedies.  All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents.  Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise.  No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee.  No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default hereunder.  Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

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3.7

Payment of Expenses.  Mortgagor shall pay on demand all of Mortgagee’s expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate.  Furthermore, Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands liabilities, loss or damage which may or might be incurred by Mortgagee under this Mortgage or by the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on Mortgagee’s part with respect to the Property except as expressly set forth herein, other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Mortgagee.  Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys’ fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee from Mortgagor on demand.  Wherever the terms “attorneys’ fees” or “legal fees” appear in this Mortgage, they shall be construed to mean reasonable attorneys’ fees or reasonable legal fees.

ARTICLE IV

[INTENTIONALLY DELETED]

ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

5.1

Time of Essence.  Time is of the essence with respect to all provisions of the Loan Documents.

5.2

Satisfaction of Mortgage.  If all of the Obligations be paid and performed, then and in that event only, upon delivery and recordation of a written satisfaction of this Mortgage, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form at Mortgagor’s cost.  No satisfaction of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

5.3

Certain Rights of Mortgagee.  Without affecting Mortgagor’s liability for the payment of any of the Obligations, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the Obligations; (b) extend or modify the terms of payment of the Obligations; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the Obligations; (d) consent in writing to the making of any subdivision map or plat thereof; (e) join in granting any easement therein; or (f) join in any extension agreement of the Mortgage or any agreement subordinating the lien hereof.

5.4

Waiver of Certain Defenses.  No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

5.5

Notices.  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, with all charges prepaid, or by depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Mortgage or at such other address as may be designated by such party as herein provided.  All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or three (3) business days after being deposited in the United States mail as required above.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.  By giving to the other party hereto at least fifteen (15) days’ prior

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written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

5.6

Successors and Assigns.  The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, its successors and assigns, and shall constitute covenants running with the land.  All indemnities in this Mortgage for the benefit of Mortgagee shall inure to the benefit of Mortgagee and each of its directors, officers, shareholders, partners, members, managers, employees and agents (including, without limitation, any servicers retained by Mortgagee with respect to the Loan), and pledgees and participants of the Obligations, and their respective successors and assigns.  All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include each such party’s successors and assigns.  If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor.

5.7

Severability.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.8

Interpretation.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.  The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.  In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of this Mortgage shall be controlling.

5.9

Waiver: Discontinuance of Proceedings.  Mortgagee may waive any single Event of Default by Mortgagor hereunder without waiving any other prior or subsequent Event of Default.  Mortgagee may remedy any Event of Default by Mortgagor hereunder without waiving the Event of Default remedied.  Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any Event of Default by Mortgagor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given.  No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances.  Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder.  In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Obligations, the Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.

5.10

Governing Law.  This Mortgage will be governed by and construed in accordance with the laws of the State in which the Real Estate is located, provided that to the extent any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

5.11

Counting of Days.  The term “days” when used herein shall mean calendar days.  If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day.  The term “business day” when used

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herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which the Real Estate is located are required or authorized by law to be closed.

5.12

Relationship of the Parties.  The relationship between Mortgagor and Mortgagee is that of a mortgagor and a mortgagee only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

5.13

Application of the Proceeds of the Note.  To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor’s request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, including without limitation, the First Lien Holder.

5.14

Unsecured Portion of Indebtedness.  If any part of the Obligations cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

5.15

Cross Default.  An Event of Default hereunder shall be a default under each of the other Loan Documents.

5.16

Interest After Sale.  In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

5.17

Construction of this Document.  This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, as determined by Mortgagee, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

5.18

No Merger.  It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property.  It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

5.19

Rights With Respect to Junior Liens.  Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the Obligations and to increase the amount of the Obligations and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Obligations, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

5.20

Mortgagee May File Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals or general partners or members in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire Obligations at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

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5.21

Fixture Filing.  To the extent permitted under applicable law, this Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures under the Uniform Commercial Code as adopted in the state of Minnesota (“Code”).  For purposes of the Code, (a) Mortgagor herein is the “debtor”, (b) debtor's organizational identification number is 760783400029, (c) Mortgagee herein is the “secured party”, (d) information concerning the security interest created hereby may be obtained from Mortgagee at its address set forth on page 1 hereof, (e) Mortgagor's mailing address is that set forth on page 1 hereof, (f) the description of the Property covered by this financing statement is set forth on pages 3, 4 and 5 hereof, (g) the legal description of the Real Estate to which collateral is attached or upon which it is or will be fixtures is attached hereto as Schedule A, and (h) Mortgagor is the fee owner of the Real Estate.  This financing statement is to be filed in the real estate records of the county where the Property is situated.  This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the real estate records of the county where the Property is situated.

5.22

After-Acquired Property.  All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the second lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage.  Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Mortgagee shall require for accomplishing the purposes of this Mortgage.

5.23

No Representation.  By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant hereto, including, but not limited to, any officer’s certificates, financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

5.24

Counterparts.  This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

5.25

 Incorporation of WHEREAS clauses.

The above WHEREAS clauses are incorporated into and are made a part of this Agreement.

5.26

Recording and Filing.  Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges.  Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of Taxes and Other Charges on the Property.

5.27

Entire Agreement and Modification.  This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.  This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.  Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

5.28

Liability.  If more than one (1) Mortgagor, the obligations, covenants, restrictions, representations and liabilities of each Mortgagor hereunder shall be joint and several.  Subject to the provisions

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hereof requiring Mortgagee’s consent to any Transfer, this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

5.29

Maximum Interest.  The provisions of the Note which provide that the interest rate under the Note, including, without limitation, the Default Interest Rate, shall not any time exceed the maximum interest rate permitted by applicable law are incorporated in this Mortgage by reference as if more fully set forth herein.

5.30

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)

MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE REAL ESTATE IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER THE COUNTY IN WHICH THE REAL ESTATE IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

(b)

MORTGAGEE BY ACCEPTANCE HEREOF AND MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE OBLIGATIONS OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.31

Minnesota State-Specific Provisions.  The following provisions shall govern and control in the event of a conflict with any other provision of this Mortgage:

(a)

To the extent this Mortgage secures future advances, the amount of such future advances cannot currently be determined.  The acceptance by Mortgagee of this Mortgage constitutes an acknowledgment by Mortgagee that Mortgagee is aware of the provisions of Minn. Stat. § 287.05, subd. 5, and intends to comply with the requirements contained therein with respect to any such future advances which are to be secured hereby.  Mortgagor agrees to pay any additional mortgage registry tax the payment of which is required to effectuate said compliance.  Mortgagor hereby acknowledges that the provisions of this section do not constitute or imply an agreement by Mortgagee to make any future advances to Mortgagor.

(b)

Mortgagor agrees to pay all mortgage registry tax payable upon this Mortgage and any amendment hereof or supplement hereto pursuant to Minn. Stat. Chapter 287.

(c)

Mortgagee may, for the purposes of Minn. Stat. § 580.08, elect to have all of the Real Estate treated as a single parcel in the event of foreclosure of this Mortgage.

(d)

Foreclosure; Power of Sale Mortgagor hereby grants to and confers upon Mortgagee the fullest rights and remedies available for foreclosure of this Mortgage by action or by advertisement pursuant to Minnesota Statutes, Chapters 580, 581 and 582, as said statutes may be amended or replaced from time to time, and pursuant to other applicable state laws and statutes, as amended, governing and authorizing mortgage foreclosures by action and by advertisement; and the power of sale granted Mortgagee in this Mortgage shall include, without limitation, the power of sale required to permit, at Mortgagee’s option, lawful foreclosure of this Mortgage by advertisement in accordance with the statutes then made and provided.  Nothing contained herein which may be

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construed as contrary to said statutes shall invalidate any other provision hereof.  MORTGAGOR EXPRESSLY WAIVES NOTICE (EXCEPT ANY NOTICE REQUIRED UNDER THE AFORESAID STATUTES), A HEARING PRIOR TO SALE AND ANY RIGHT, CONSTITUTIONAL OR OTHERWISE, THAT MORTGAGOR MIGHT OTHERWISE HAVE TO REQUIRE A JUDICIAL FORECLOSURE.

(e)

Assignment of Leases and Rents; Receiver.  Mortgagee’s rights and remedies hereunder upon the occurrence of an Event of Default shall include, without limitation, the fullest range and benefit of the rights and remedies made available to a mortgagee pursuant to Minn. Stat. Chapter 576 and Minn. Stat. § 559.17, as said statutes may be amended or replaced from time to time.  Nothing contained herein which may be construed as contrary to said statutes shall invalidate any other provision hereof.  In the event that Mortgagee elects to exercise its remedies under said statutes, or any of said remedies, the terms and provisions of said statutes, as amended or replaced, governing the exercise of said remedies shall govern, control and take precedence over any contrary terms contained in this Mortgage.  The exercise by Mortgagee of the statutory remedies referenced in this paragraph shall not constitute Mortgagee a “mortgagee-in-possession” under the law of the state of Minnesota, or give rise to any liability which might otherwise attach to Mortgagee as a mortgagee-in-possession.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement effective as of the day and year first above written.

MORTGAGOR:

TALON BREN ROAD, LLC,

a Delaware limited liability company

By: Talon OP, L.P., its sole member

By: Talon Real Estate Holding Corp., its general partner

By: /s/ Matthew G. Kaminski

Matthew G. Kaminski, Chief Executive Officer

STATE OF MINNESOTA

)

) SS.

COUNTY OF HENNEPIN

)

This instrument was acknowledged before me on February 5, 2015, by Matthew G. Kaminski, Chief Executive Officer of Talon Real Estate Holding Corp., a Utah corporation, the general partner of Talon OP, L.P., a Minnesota limited partnership, the sole member of TALON BREN ROAD, LLC, a Delaware limited liability company.

/s/ Mary M. Olson
Notary Public
My Commission Expires:_____________________

[SEAL]

This instrument was drafted by,

and after recording return to:

Philip M. Silver, Esq.

3445 Winton Place, Suite 228

Rochester, NY 14623

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SCHEDULE A

PROPERTY DESCRIPTION

Lot 1, Block 14, Opus 2 Fourth Addition, according to the recorded plat thereof, Hennepin

County, Minnesota.

Together with a non-exclusive permanent easement for construction, maintenance and operation of a driveway over and across that portion of Lot 2, Block 14, Opus 2 Fourth Addition lying Easterly of a line drawn parallel with and nineteen (19) feet Westerly of, measured at right angles to, the Easterly line of said Lot 2 and over and across that portion of Lot 3, Block 14, Opus 2 Fourth Addition lying Westerly of a line drawn parallel with and seventeen (17) feet Easterly of, measured at right angles to, the West line of Lot 3, Block 14, Opus 2 Fourth Addition as created in Document No. 4372853.

Together with an easement for sign purposes over and across the Easterly 10.00 feet of the most Westerly 60.00 feet of the Southerly 15.00 feet of Lot 3, Block 14, Opus 2 Fourth Addition, as created in Document No. 4372853.

(Abstract Property)

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